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                                   EXHIBIT 99


                       PRECISION OPTICS CORPORATION, INC.

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


We, Richard E. Forkey, Chief Executive Officer, and Jack P. Dreimiller, Chief Financial Officer, of Precision Optics Corporation, Inc. (the "Company"), certify, pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report on Form 10-QSB of the Company for the quarter and six months ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




DATE:  February 13, 2003


                                              /s/ RICHARD E. FORKEY
                                              ---------------------------------
                                              Richard E. Forkey,
                                              Chairman of the Board, Chief
                                              Executive Officer, President
                                              and Treasurer




                                              /s/ JACK P. DREIMILLER
                                              ---------------------------------
                                              Jack P. Dreimiller,
                                              Senior Vice President Finance,
                                              Chief Financial Officer and Clerk